EXHIBIT 99.1


                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 1
================================================================================


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                                                                          % of
                                        # of        Aggregate        Aggregate
Current Balance                        Loans          Balance          Balance
--------------------------------------------------------------------------------
<= $333,700.00                            56      $11,303,066            24.99
$333,700.01 - $450,000.00                 19        7,431,100            16.43
$450,000.01 - $650,000.00                 23       12,893,458            28.51
$650,000.01 - $850,000.00                  6        4,633,773            10.25
$850,000.01 - $1,050,000.00                7        6,467,000            14.30
$2,250,000.01 >=                           1        2,500,000             5.53
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: $59,976.35
Maximum: $2,500,000.00
Average: $403,824.97
--------------------------------------------------------------------------------


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                                                                           % of
                                        # of         Aggregate        Aggregate
Current Gross Rate                     Loans           Balance          Balance
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<= 2.000%                                  5       $3,182,000             7.04
2.001% - 2.250%                            3        1,785,000             3.95
2.501% - 2.750%                            6        6,007,000            13.28
2.751% - 3.000%                            6        2,523,314             5.58
3.001% - 3.250%                            6        2,826,000             6.25
3.501% - 3.750%                            7        2,709,721             5.99
3.751% - 4.000%                           12        3,958,400             8.75
4.001% - 4.250%                            5        1,445,900             3.20
4.251% - 4.500%                           13        4,309,400             9.53
4.501% - 4.750%                            8        3,724,450             8.23
4.751% - 5.000%                            7        2,782,393             6.15
5.001% - 5.250%                            9        2,078,234             4.59
5.251% - 5.500%                           16        5,784,335            12.79
5.501% - 5.750%                            9        2,112,250             4.67
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 5.750%
Weighted Average: 3.978%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Net Rate                               Loans          Balance          Balance
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<= 2.000%                                  8       $4,967,000            10.98
2.001% - 2.250%                            2        1,350,000             2.98
2.251% - 2.500%                            5        5,355,773            11.84
2.501% - 2.750%                            7        2,860,541             6.32
2.751% - 3.000%                            4        1,790,000             3.96
3.001% - 3.250%                            1          215,900             0.48
3.251% - 3.500%                            8        3,369,821             7.45
3.501% - 3.750%                           13        4,230,600             9.35
3.751% - 4.000%                            5        1,551,600             3.43
4.001% - 4.250%                           15        5,219,950            11.54
4.251% - 4.500%                            6        2,536,000             5.61
4.501% - 4.750%                            8        2,591,693             5.73
4.751% - 5.000%                           10        3,046,969             6.74
5.001% - 5.250%                           17        5,611,350            12.41
5.251% - 5.500%                            3          531,200             1.17
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 1.625%
Maximum: 5.375%
Weighted Average: 3.603%
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                                                                          % of
                                        # of        Aggregate        Aggregate
Index                                  Loans          Balance          Balance
--------------------------------------------------------------------------------
6 Month Libor                            112      $45,228,397           100.00
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------


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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas             Jul 1, 2004 21:23          Page 1  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 1
================================================================================

--------------------------------------------------------------------------------
                                                                          % of
                                        # of        Aggregate        Aggregate
Months to Roll                         Loans          Balance          Balance
--------------------------------------------------------------------------------
1                                          1         $255,200             0.56
2                                          3          757,101             1.67
3                                          9        3,709,561             8.20
4                                         42       14,665,485            32.43
5                                         51       21,667,050            47.91
6                                          5        3,754,000             8.30
24                                         1          420,000             0.93
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Average AS OF: 2004-07-01
Minimum: 1
Maximum: 24
Weighted Average: 5
--------------------------------------------------------------------------------


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                                                                          % of
                                        # of        Aggregate        Aggregate
Gross Margin                           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 2.000%                                111      $44,808,397            99.07
3.001% - 3.250%                            1          420,000             0.93
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 0.750%
Maximum: 3.250%
Weighted Average: 1.797%
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                                                                          % of
                                        # of        Aggregate        Aggregate
First Rate Cap                         Loans          Balance          Balance
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1.000%                                    92      $34,530,683            76.35
6.000%                                    20       10,697,714            23.65
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.183%
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                                                                           %of
                                        # of        Aggregate        Aggregate
Periodic Rate Cap                      Loans          Balance          Balance
--------------------------------------------------------------------------------
1.000%                                     8       $6,744,373            14.91
2.000%                                    85       28,485,083            62.98
6.000%                                    19        9,998,941            22.11
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.735%
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                                                                           %of
                                        # of        Aggregate        Aggregate
Maximum Rate                           Loans          Balance          Balance
--------------------------------------------------------------------------------
7.751% - 8.000%                            2       $1,300,000             2.87
8.501% - 8.750%                            1          825,000             1.82
8.751% - 9.000%                            2        1,089,600             2.41
9.001% - 9.250%                            1          136,000             0.30
9.251% - 9.500%                            3        1,460,000             3.23
10.751% - 11.000%                         86       30,985,083            68.51
11.751% - 12.000%                         17        9,432,714            20.86
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 8.000%
Maximum: 12.000%
Weighted Average: 10.979%
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                                                                           %of
                                        # of        Aggregate        Aggregate
FICO Scores                            Loans          Balance          Balance
--------------------------------------------------------------------------------
661 - 680                                  1         $138,400             0.31
681 - 700                                 25        9,541,180            21.10
701 - 720                                 23        7,702,537            17.03
721 - 740                                 23       10,708,614            23.68
741 - 760                                 17        6,028,157            13.33
761 - 780                                 11        4,379,650             9.68
781 - 800                                  9        5,718,858            12.64
801 - 820                                  3        1,011,000             2.24
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 680
Maximum: 808
Weighted Average: 734
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas             Jul 1, 2004 21:23          Page 2  of  4

                           [UBS Investment Bank Logo]
                        Collateral Stratification Report

                                MARM 2004-7 and 1
================================================================================


--------------------------------------------------------------------------------
                                                                           %of
                                        # of        Aggregate        Aggregate
Original Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                  4       $2,258,773             4.99
50.01% - 55.00%                            2        1,000,000             2.21
60.01% - 65.00%                            2        3,325,000             7.35
65.01% - 70.00%                            3        1,635,000             3.61
70.01% - 75.00%                            8        3,923,800             8.68
75.01% - 80.00%                           93       33,085,824            73.15
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 37.84
Maximum: 80.00
Weighted Average: 75.11
--------------------------------------------------------------------------------


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                                                                           %of
                                        # of        Aggregate        Aggregate
Combined Loan To Value Ratio           Loans          Balance          Balance
--------------------------------------------------------------------------------
<= 50.00%                                  3       $1,768,773             3.91
50.01% - 55.00%                            2        1,000,000             2.21
60.01% - 65.00%                            2        3,325,000             7.35
65.01% - 70.00%                            2        1,015,000             2.24
70.01% - 75.00%                            3        1,670,000             3.69
75.01% - 80.00%                           25       11,915,719            26.35
80.01% - 85.00%                            5        2,899,700             6.41
85.01% - 90.00%                           19        8,644,910            19.11
90.01% - 95.00%                           21        5,690,693            12.58
95.01% - 100.00%                          30        7,298,601            16.14
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Total:                                   112      $45,228,397           100.00
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Minimum: 37.84
Maximum: 100.00
Weighted Average: 83.23
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                                                                           %of
                                        # of        Aggregate        Aggregate
Amortization                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Interest Only                            109      $43,719,624            96.66
Fully Amortizing                           3        1,508,773             3.34
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
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                                                                           %of
                                        # of        Aggregate        Aggregate
Top 5 States                           Loans          Balance          Balance
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California                                29      $13,562,108            29.99
New York                                   6        5,520,000            12.20
Virginia                                  11        5,167,600            11.43
Florida                                    8        2,930,000             6.48
Arizona                                    9        2,432,095             5.38
Other                                     49       15,616,594            34.53
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Total:                                   112      $45,228,397           100.00
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                                                                           %of
                                        # of        Aggregate        Aggregate
Prepay Original Term                   Loans          Balance          Balance
--------------------------------------------------------------------------------
0                                         76      $34,018,093            75.21
12                                         1          915,000             2.02
30                                         2          395,280             0.87
36                                        33        9,900,024            21.89
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Total:                                   112      $45,228,397           100.00
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                                                                           %of
                                        # of        Aggregate        Aggregate
Document Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Full                                      33      $20,174,319            44.61
No Ratio                                   1          420,000             0.93
Reduced                                   78       24,634,078            54.47
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Total:                                   112      $45,228,397           100.00
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                                                                           %of
                                        # of        Aggregate        Aggregate
Loan Purpose                           Loans          Balance          Balance
--------------------------------------------------------------------------------
Purchase                                  69      $31,270,582            69.14
Cash Out Refinance                        18        7,291,358            16.12
Rate/Term Refinance                       25        6,666,457            14.74
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas             Jul 1, 2004 21:23          Page 3  of  4

                           [UBS Investment Bank Logo]
Collateral Stratification Report

     MARM 2004-7 and 1
================================================================================


--------------------------------------------------------------------------------
                                                                           %of
                                        # of        Aggregate        Aggregate
Owner Occupancy Status                 Loans          Balance          Balance
--------------------------------------------------------------------------------
Investor                                   2         $516,461             1.14
Primary                                  109       44,186,936            97.70
Secondary                                  1          525,000             1.16
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------


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                                                                           %of
                                        # of        Aggregate        Aggregate
Property Type                          Loans          Balance          Balance
--------------------------------------------------------------------------------
Condominium                                9       $3,473,500             7.68
PUD                                       22        8,599,658            19.01
Single Family                             81       33,155,239            73.31
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Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------


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                                                                           %of
                                        # of        Aggregate        Aggregate
Stated Remaining Term to Maturity      Loans          Balance          Balance
--------------------------------------------------------------------------------
353                                        1         $299,000             0.66
354                                        2        1,464,000             3.24
355                                        1          255,200             0.56
356                                        3          757,101             1.67
357                                        9        3,709,561             8.20
358                                       42       14,665,485            32.43
359                                       51       21,788,050            48.17
360                                        3        2,290,000             5.06
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------
Minimum: 353
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


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                                                                           %of
                                        # of        Aggregate        Aggregate
Servicer                               Loans          Balance          Balance
--------------------------------------------------------------------------------
GMAC Mortgage                             27      $16,743,314            37.02
Greenpoint                                85       28,485,083            62.98
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Total:                                   112      $45,228,397           100.00


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                                                                           %of
                                        # of        Aggregate        Aggregate
Originator                             Loans          Balance          Balance
--------------------------------------------------------------------------------
Greenpoint Mortgage Corporation           85      $28,485,083            62.98
Loan Center Of California Inc              1          420,000             0.93
UBS Conduit                               26       16,323,314            36.09
--------------------------------------------------------------------------------
Total:                                   112      $45,228,397           100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
I:\Deals\Marm4_7\Prelim.cas             Jul 1, 2004 21:23          Page 4  of  4